UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                  July 7, 2003
                ------------------------------------------------

                                 NEW CF&I, INC.
             (Exact name of registrant as specified in its charter)

             DELAWARE                       02-20781                93-1086900
--------------------------------------------------------------------------------
    (State or other jurisdiction of   (Commission File Number)    (IRS Employer
    incorporation or organization)                               Identification
                                                                     Number)

   1000 BROADWAY BUILDING, SUITE 2200, PORTLAND, OREGON            97205
--------------------------------------------------------------------------------
        (Address of principal executive offices)                  (Zip Code)

                                 (503)223-9228
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

 -------------------------------------------------------------------------------
 (Former name, former address and former fiscal year, if changed since last report)

                                CF&I STEEL, L.P.
             (Exact name of registrant as specified in its charter)

         DELAWARE                          02-20779                93-1103440
--------------------------------------------------------------------------------
 (State or other jurisdiction of  (Commission File Number)       (IRS Employer
 incorporation or organization)                                  Identification
                                                                 Number)

   1000 BROADWAY BUILDING, SUITE 2200, PORTLAND, OREGON            97205
--------------------------------------------------------------------------------
   (Address of principal executive offices)                      (Zip Code)

                                 (503) 223-9228
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------
 (Former name, former address and former fiscal year, if changed since last report)

ITEM 4. - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On July 7, 2003, New CF& I, Inc. and CF&I Steel, L.P. (the "Registrants" or the "Company") dismissed PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as their certifying accountants. The Registrants' Audit Committee has approved this action.

The audit reports of PricewaterhouseCoopers on the Registrants' financial statements for the years ended December 31, 2002 and 2001 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Registrants' two most recent fiscal years and through July 7, 2003, there were no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused PricewaterhouseCoopers to make reference thereto in connection with its reports on the financial statements for such years.

During the two most recent fiscal years and through July 7, 2003, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

The Registrants delivered a copy of this Form 8-K report to PricewaterhouseCoopers on July 7, 2003. Concurrently therewith, the Registrants requested that PricewaterhouseCoopers furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether PricewaterhouseCoopers agrees with the above statements and, if not, stating the respects in which PricewaterhouseCoopers does not agree. Attached hereto as
Exhibit 16.1 and Exhibit 16.2 is a copy of the letters of PricewaterhouseCoopers to the SEC dated July 7, 2003.

On July 7, 2003, the Registrants engaged KPMG LLP ("KPMG") as its new independent accountant. The Registrant's Audit Committee has approved this action.

During the Registrants' two most recent fiscal years and through July 7, 2003, the Registrants did not consult with KPMG regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrants' financial statements, and neither a written report was provided to the Registrants or oral advice was provided that KPMG concluded was an important factor considered by the Registrants in reaching a decision as to the accounting, auditing, or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv)of Regulation S-K, or a reportable event pursuant to Item 304(a)(1)(v) of Regulation S-K.


ITEM 7. - FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit Number                    Description

16.1 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated July 7, 2003, regarding change in certifying accountant for New CF&I, Inc..

16.2 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated July 7, 2003, regarding change in certifying accountant for CF&I Steel, L.P.)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 NEW CF&I, INC.

Date:  July 7, 2003                             /s/  Jeff S. Stewart
                                        ----------------------------------------
                                        Jeff S. Stewart
                                        Corporate Controller

                                                 CF&I STEEL, L.P.
                                        BY:  NEW CF&I, INC.
                                        GENERAL PARTNER

Date:  July 7, 2003                             /s/  Jeff S. Stewart
                                        ----------------------------------------
                                        Jeff S. Stewart
                                        Corporate Controller
                                        New CF&I, Inc.